SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant toss.240.14a-11(c) orss.240.14a-12

                       First Kansas Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

          (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

          (4) Proposed maximum aggregate value of transaction:
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          (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount previously paid:
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          (2) Form, Schedule or Registration Statement No.:
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          (3) Filing Party:
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          (4) Date Filed:
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






March 16, 2001

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of First Kansas Financial Corporation (the "Corporation"), I cordially invite you to attend the annual meeting of stockholders to be held at the Corporation's offices at 600 Main Street, Osawatomie, Kansas, on April 17, 2001, at 1:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

         At the meeting, stockholders will vote upon the election of two directors of the Corporation. The Board of Directors unanimously recommends a vote "FOR" both nominees for director.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend.



                                                Sincerely,



                                                /s/Larry V. Bailey
                                                --------------------------------
                                                Larry V. Bailey
                                                President

--------------------------------------------------------------------------------
                       FIRST KANSAS FINANCIAL CORPORATION
                                 600 MAIN STREET
                            OSAWATOMIE, KANSAS 66064
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 17, 2001
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Meeting") of First Kansas Financial Corporation (the "Corporation"), will be held at the Corporation's corporate headquarters at 600 Main Street, Osawatomie, Kansas on April 17, 2001, at 1:00 p.m.

         The Meeting is for the purpose of considering and acting upon the following matters:

1.   The election of two directors of the Corporation; and

2. Such other matters as may properly come before the Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Action may be taken on the election of directors at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on March 5, 2001, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE CORPORATION A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Galen E. Graham
                                              ----------------------------------
                                              Galen E. Graham
                                              Secretary

Osawatomie, Kansas
March 16, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                       FIRST KANSAS FINANCIAL CORPORATION
                                 600 MAIN STREET
                            OSAWATOMIE, KANSAS 66064
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 17, 2001

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Kansas Financial Corporation (the "Corporation") to be used at the Annual Meeting of Stockholders of the Corporation which will be held at the corporate headquarters at 600 Main Street, Osawatomie, Kansas on April 17, 2001, at 1:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 16, 2001. The Corporation is the parent corporation of First Kansas Federal Savings Bank (the "Bank").

         At the Meeting, stockholders will consider and vote upon the election of two directors. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with his best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies may revoke them at any time. Unless so revoked, the shares represented by proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for director set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, matters incident to the conduct of the Meeting, and as to any other matters that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 5, 2001 (the "Record Date"), are entitled to one vote for each share of common stock of the Corporation (the "Common Stock") then held. As of the Record Date, the Corporation had 1,113,208 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Corporation ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Corporation or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Under the Corporation's bylaws, directors are elected by a plurality of votes cast.

         Concerning all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, or
(ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required, such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                 Percent of Shares
                                                  Amount and Nature of            of Common Stock
Name and Address of Beneficial Owner              Beneficial Ownership              Outstanding
------------------------------------              --------------------              -----------

First Kansas Federal Savings Bank                       124,015                          11.1%
Employee Stock Ownership Plan (the "ESOP")
600 Main Street
Osawatomie, Kansas 66064 (1)

Sandler O'Neill Asset Management, LLC                   112,500                          10.1%
712 Fifth Avenue
New York, New York 10019 (2)

Mr. Bradford M. Johnson                                 101,000                           9.1%
P.O. Box 8208
Shawnee Mission, Kansas 66208 (3)

First Manhattan Co.                                      94,500                           8.5%
437 Madison Avenue
New York, NY  10022 (4)

All directors and officers of the Corporation           169,198                          15.2%
       as a group (8 persons) (5)


-------------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Corporation. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee consisting of certain non-employee directors of the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares, and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee.
(2) Number of shares is based upon the named entity's confirmation of such amount, and such information supercedes the ownership information reported in an amended Schedule 13D filed with the Securities and Exchange Commission ("SEC"), on July 7, 2000, on behalf of itself, Malta Partners, L.P., Malta Hedge Fund, L.P., Malta Partners II, L.P., Malta Hedge Fund II, L.P., Malta Offshore, Ltd, SOAM Holdings, LLC, and Mr. Terry Maltese.
(3) Number of shares is based upon an amended Schedule 13D filed with the SEC on September 15, 2000.
(4) Number of shares is based upon an amended Schedule 13G, filed with the SEC on February 7, 2001, on behalf of the named entity by Neal K. Stearns, General Partner.
(5) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 46,611 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date. Excludes 115,987 shares held by the ESOP (124,015 shares less 8,028 shares allocated to executive officers) over which certain non-employee directors, as trustees to the ESOP, exercise shared voting power. Excludes 37,305 unvested or unawarded shares of Common Stock held by the Restricted Stock Plan ("RSP") over which certain directors, as members of the RSP Committee and as RSP Trustees, exercise voting power. Such individuals disclaim beneficial ownership with respect to such shares held by the ESOP and the RSP.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Corporation's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Corporation. The Corporation is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock.

         Based upon a review of the copies of the forms furnished to the Corporation, or written representations from certain reporting persons that no Forms 5 were required, the Corporation believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2000 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that directors be divided into three classes, each class to be elected for a term of three years or until their successors are elected or qualified. The Board of Directors currently consists of six members. The Board of Directors has nominated J. Darcy Domoney and Sherman W. Cole to serve as directors of the Corporation, both for a three-year term.

         Directors of the Corporation are elected by a plurality of the votes cast. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason any of the nominees might be unavailable to serve.

         The following table sets forth the nominees and the directors, their names, ages, the year they first became a director of the Bank and the Corporation, the expiration date of their current term as a director of the Corporation, and the number and percentage of shares of the Common Stock beneficially owned.



                                                                                 Shares of
                            Age at             Year First         Current       Common Stock           Percent
                         December 31,          Elected or         Term to       Beneficially             of
Name                         2000             Appointed(1)         Expire       Owned (2)(3)            Class
----                        ------            ------------         ------       ------------            -----

                                 BOARD NOMINEES FOR TERM TO EXPIRE IN 2004

J. Darcy Domoney              47                  1995              2001          8,369(4)(5)             *
Sherman W. Cole               57                  2000              2001          6,349(4)                *

                                      DIRECTORS CONTINUING IN OFFICE

Donald V. Meyer               55                  1989              2002         24,349(4)(5)           2.2%
Larry V. Bailey               58                  1989              2002         47,500(6)              4.1%
James E. Breckenridge         53                  1977              2003         14,349(4)(5)           1.3%
Roger L. Coltrin              61                  1996              2003         33,629(4)(5)           3.0%


                                 (Footnotes on following page.)

--------------------
*    Less than 1%.
(1) Refers to the year the individual first became a director of the Bank. All directors of the Bank as of February 1998 became directors of the Corporation when it was incorporated in February 1998.
(2)  Beneficial ownership as of the Record Date.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4) Includes 3,107 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(5) Excludes 124,015 shares of Common Stock held by the ESOP over which such individual, as a member of the ESOP Committee and as an ESOP Trustee, exercises voting power. Once allocated to participant accounts, such Common Stock are voted by the ESOP Trustees as directed by the plan participant as the beneficial owner of such Common Stock. Shares which are unallocated to participating employees (99,452 shares) and shares for which no voting directions are received are voted by the ESOP Trustees as directed by the ESOP Committee. Also excludes 37,305 shares of Common Stock held by the RSP over which such individual, as a member of the RSP Committee and as an RSP Trustee, exercises voting power. Such individuals disclaim beneficial ownership of with respect to ESOP and RSP shares.
(6) Includes 15,538 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.


         The principal occupation of, and other information about, each director, nominee and executive officer is set forth below as of December 31, 2000. All directors, nominees and executive officers have held their present positions for five years unless otherwise stated.

         J. Darcy Domoney has served the Bank as a director since 1995 and was Chairman of the Board for three years. Mr. Domoney is a partner in the law firm of Winkler, Domoney & Schultz. He is a member of the Paola Rotary Club and is on the Rotary District Youth Exchange Committee.

         Sherman W. Cole became a voting director of the Bank in 2000 and, prior to that, served as an advisory director since 1992. Mr. Cole presently assists on special projects at the Osawatomie State Hospital where he retired from full-time employment after 33 years of service. Mr. Cole is mayor of Osawatomie and is active in many civic roles throughout Miami County.

         Donald V. Meyer has been a director of the Bank since 1989 and was Chairman of the Board for four years. He is a dentist with a solo practice in Paola.

         Larry V. Bailey has served the Bank since 1989 as President and Chief Executive Officer ("CEO"). He is also Chief Financial Officer ("CFO") of the Bank and a member of the Board of Directors. Mr. Bailey has served as a director of the Osawatomie Chamber of Commerce and was also a director of the Miami County Economic Development Corporation. Currently, he is the Treasurer of the local Lions Club and a director of Osawatomie's "Christmas in October."

         James E. Breckenridge has been a director of the Bank since 1977. Since January 1997, Mr. Breckenridge has been employed by Thorn Industries, an appliance, electronics and furniture store. Until January 1996, Mr. Breckenridge was President and majority stockholder of Breck's Inc., a men's clothing store.

         Roger L. Coltrin has served the Bank as an advisory director since 1989. In January 1996 he became a voting director. He was elected as Chairman of the Board in 2000. Mr. Coltrin was a majority stockholder of the Runyan Funeral Home until 1997, and during 2000 he retired as the manager of such business. He is a member of the Past Mayors Council, the High School Site Committee and the local Lions Club. Mr. Coltrin is also a member of the Louisburg Chamber of Commerce.

Executive Officers

         Daniel G. Droste, age 44, is a Senior Vice President and the Treasurer of the Bank. He has been employed with the Bank since 1979. Mr. Droste is also the Treasurer and Scout Master for Boy Scout Troop 100 and a member of the Paola Sunrise Lions Club. He is also currently the Chairman of the Holy Trinity Church Building Committee and Co-Chairman of the Holy Trinity Church Development Team. He has also over the past several years been an active participant in the "Christmas in October" program.

         Galen E. Graham, age 61, has served as an executive officer of the Bank since 1970. He is a Senior Vice President and the Secretary of the Bank.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 2000, the Board of Directors held 8 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during this time period.

         During the 2000 fiscal year, Directors Breckenridge, Cole, Coltrin, Meyer, Bailey and Domoney acted as the Corporation's nominating committee ("Nominating Committee"), which is a non-standing committee, for selecting the management nominees for election of directors in accordance with the Corporation's Bylaws. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees nor, subject to the procedural requirements set forth in the Articles of Incorporation and Bylaws, established any procedures for this purpose. The Board of Directors met one time as the Nominating Committee during the 2000 fiscal year.

         The Compensation Committee, a standing committee of the Bank's Board of Directors, consists of Directors Coltrin (Chairman), Domoney and Breckenridge. The Compensation Committee meets on call to act on compensation matters and offer guidance to the Bank's management on compensation matters, and any action taken by the Compensation Committee must be approved by the Board of Directors. The Corporation's Compensation Committee met two times during the fiscal year ended December 31, 2000. The Bank's Board of Directors met one time during fiscal 2000 to act on compensation matters.

         The Audit Committee, a standing committee, is comprised of Directors Breckenridge (Chairman), Coltrin and Meyer. All members of the Audit Committee have been determined by the Board of Directors to be independent. The Audit
Committee annually selects the independent auditors and meets with the accountants to discuss and review the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Audit Committee met quarterly during the fiscal year ended December 31, 2000.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appears as an Appendix to this Proxy Statement.

         Audit Fees. For the year ended December 31, 2000, the Company paid approximately $40,000 for professional services rendered in connection with the audit of the annual financial statements and review of the quarterly financial statements and $13,000 for professional services rendered in connection with tax preparation services. All audit, tax preparation and review services were performed by employees of the Company's independent auditor, KPMG LLP ("KPMG"), and no other services, including financial information systems design and implementation, were rendered by KPMG during the year ended December 31, 2000.

         Report of the Audit Committee. For the fiscal year ended December 31, 2000, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, KPMG, all matters required to be discussed under Statement on Auditing Standards No. 61., and (iii) received from KPMG disclosures regarding KPMG's independence as required by Independence Standards Board Standard No. 1 and discussed with KPMG its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

     Audit Committee:

          James E. Breckenridge (Chairman), Roger L .Coltrin and Donald V. Meyer

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each director is paid monthly. Since January 1, 1999, each director (including the Chairman of the Board) has been paid a monthly fee of $1,000. Total aggregate fees paid to the directors for the year ended December 31, 2000 were $61,200.

         Stock Awards. On February 2, 1999, each non-employee director was awarded options to purchase 7,769 shares of Common Stock at an exercise price of $10.75. In addition, on February 22, 1999, each non-employee director was awarded 3,107 shares of restricted Common Stock under the RSP. These awards vest at the rate of 20% a year, starting one year after the date of the award.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by Larry V. Bailey for the years ended December 31, 2000, 1999, and 1998. No other employee earned in excess of $100,000 for the year ended December 31, 2000.

                                                                   Long Term Compensation
                                     Annual Compensation                     Awards
                                     -------------------     -----------------------------------
                                                                                     Securities
                                                                                     Underlying
Name and                 Fiscal                               Restricted Stock        Options/           All Other
Principal Position        Year        Salary      Bonus        Award($)(1)(2)        SARs(#)(3)       Compensation(4)
-------------------       ----      ---------     -----        --------------        ----------       ---------------
Larry V. Bailey           2000       $130,000   $20,000             $ --                 --                $69,594
Director, President,      1999        125,000    15,000            167,044             38,848               63,081
CEO & CFO                 1998        120,000    15,000               --                  --                 6,818


----------------
(1) At December 31, 2000, Mr. Bailey held 12,431 shares of restricted Common Stock with a value of $155,387 based on the closing market price of the Common Stock on December 31, 2000 of $12.50.
(2) For 1999, represents 15,539 shares of restricted Common Stock awarded to Mr. Bailey on February 2, 1999, based upon the closing market price of $10.75 as of the date of the award. Dividends will be paid on restricted stock awarded under the RSP. Awards are earned at a rate of 20% per year beginning one year after the date of the award.
(3) Such options, by their terms, shall be first exercisable at a rate of 20% one year following the date of the award of the option and 20% per year on the anniversary date of the date of the award thereafter, but in no event shall such option be exercisable more than ten years after the effective date of award.
(4) Includes Bank matching contributions of $4,260, $3,320 and $3,333 under the 401(k) Plan and Bank contributions of $0, $0 and $3,485 made pursuant to the Profit Sharing Plan for 2000, 1999 and 1998, respectively. For the years ended December 31, 2000, 1999 and 1998, Mr. Bailey accrued $41,730, $36,753 and $28,477, respectively, in benefits under the Supplemental Executive Retirement Plan. Also includes the award of 2,248 and 2,153 shares under the ESOP during the fiscal years ended December 31, 2000 and 1999, respectively, based upon the closing market price of the Common Stock on the date of the award.


         Employment Agreement. The Bank has entered into an employment agreement with its President, Larry V. Bailey. Mr. Bailey's current base salary under the employment agreement is $149,100. Subsequent to the end of the 2000 fiscal year, Mr. Bailey's agreement was amended to include fees paid to him as a director in his base salary amount. The employment agreement has a term of three years. The agreement is terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates Mr. Bailey without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement but in no event for a period of less than twenty- four months. The employment agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of the Corporation, Mr. Bailey will be paid a lump sum amount equal to
2.99 times his five year average annual taxable cash compensation. The agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Mr. Bailey shall become disabled during the term of the agreement, he shall continue to receive payment of 100% of the base salary for a period of 12 months and 65% of such base salary for the remaining term of such agreement. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.


         Supplemental Executive Retirement Plan. The Bank has a supplemental executive retirement plan ("SERP") for the benefit of its President, Mr. Bailey. The SERP will provide Mr. Bailey with a supplemental retirement benefit in addition to benefits under the Pension Plan and the ESOP. Under the SERP, Mr. Bailey's retirement pension will be supplemented by the crediting of an additional 15 years of service, provided that he retires after attainment of age
58. The SERP will provide a retirement benefit equal to 30% of final average earnings at retirement after age 65, in addition to the projected benefit of 36% of final average earnings under the Pension Plan (Pension Plan benefits are calculated based upon 2% times years of service times Final Average Earnings). Benefits payable under the Pension Plan will be reduced for retirement prior to age 65 based upon fewer years of service. Additionally, the SERP will reduce the Pension Plan reduction for retirement prior to age 65 from 3% per year to 2% per year. Payments under the SERP are accrued for financial reporting purposes during the period of employment. The SERP is unfunded. All benefits payable under the SERP would be paid from the Bank's current assets. There are no tax consequences to either the participant or the Bank related to the SERP prior to payment of benefits. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received, and the Bank will be entitled to recognize a tax- deductible compensation expense at that time.

         The following table set forth information concerning options granted under the Option Plan.


                                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                            AND FY-END OPTION/SAR VALUES (1)
                                                                                Number of
                                                                               Securities                Value of
                                                                               Underlying            Unexercised In-
                                                                               Unexercised              The-Money
                                                                             Options/SARs at         Options/SARs at
                                                                            FY-End (#)(1)(2)         FY-End ($)(1)(3)
                             Shares Acquired                                  Exercisable/             Exercisable/
         Name                on Exercise (#)       Value Realized ($)         Unexercisable           Unexercisable
         ----                ---------------       ------------------         -------------           -------------
Larry V. Bailey                    --                      --                15,539 / 23,309        $27,193 / $40,791


-------------------
(1)  No Stock Appreciation Rights (SARs) are authorized under the Option Plan.
(2) Includes options that are exercisable within 60 days of the Voting Record Date.
(3) Based upon an exercise price of $10.75 per share and the Common Stock's closing market price of $12.50 as of December 31, 2000.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. As part of the employee and director benefit package, full-time and qualified part-time employees and directors of the Corporation are eligible for preferential interest rates on certain adjustable-rate residential mortgage loans and fixed-rate consumer loans made by the Bank. While such loans are made with a discounted interest rate based on the greater of the Bank's cost of funds or the Applicable Federal Rate, they are underwritten in accordance with the Bank's established underwriting guidelines. All other loans made by the Bank to employees and directors are on the same terms and conditions as those available to the general public.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Corporation's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive offices at 600 Main Street, Osawatomie, Kansas 66064, no later than November 16, 2001. In addition, stockholder proposals must meet other applicable criteria as set forth in the Corporation's bylaws in order to be considered for inclusion in the Corporation's proxy materials.

         Under the Corporation's bylaws, stockholder proposals that are not included in the Corporation's proxy materials for next year's annual meeting, will only be considered at the next year's annual meeting if the stockholder submits notice of the proposal to the Corporation at the above address by February 16, 2002. In addition, stockholder proposals must meet other applicable criteria as set forth in the Corporation's bylaws in order to be considered at next year's annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                               INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

         The Board of Directors has previously selected the accounting firm of KPMG LLP to be the Company's independent auditor for the fiscal year ending December 31, 2001. A representative of KPMG LLP is expected to be present at the Meeting, will have the opportunity to make a statement at the meeting, if he or she desires to do so, and will be available to respond to appropriate questions.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Corporation's 2000 Annual Report to Stockholders was mailed to all stockholders of record on or about March 16, 2001. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Corporation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, First Kansas Financial Corporation, 600 Main Street, Osawatomie, Kansas 66064.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Galen E. Graham
                                              ----------------------------------
                                              Galen E. Graham
                                              Secretary

Osawatomie, Kansas
March 16, 2001

--------------------------------------------------------------------------------
                       FIRST KANSAS FINANCIAL CORPORATION
                                 600 MAIN STREET
                            OSAWATOMIE, KANSAS 66064
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 17, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of First Kansas Financial Corporation (the "Corporation"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders (the "Meeting"), to be held at 600 Main Street, Osawatomie, Kansas, on April 17, 2001, at 1:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                          FOR       WITHHELD
                                                         -----      --------

1.        The election as director of the nominees
          listed below for the terms indicated
          (except as marked to the contrary below):        [_]        [_]

          J. Darcy Domoney (3-year term)
          Sherman W. Cole (3-year term)

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on ------------ the line provided below.


          ------------------------------------------

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

          The  Board of  Directors  recommends  a vote  "FOR"  both of the above
listed nominees.                                         ---

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR BOTH OF THE ABOVE LISTED NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Corporation of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting, a Proxy Statement dated March 16, 2001 and the 2000 Annual Report to Stockholders.




Dated:
       -----------------------------



-----------------------------------              -------------------------------
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER



-----------------------------------              -------------------------------
SIGNATURE OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------